Exhibit 99.1

Shea Development Corp.

SDLP.OB

Headquarters:
200 E Palm Valley Dr, Suite 2000
Oviedo, Florida 32765
1-800-747-8433
www.riptidesoftware.com

Company Overview

Shea Development Corp. (Shea) is a successful consolidator in the Business Process Management (BPM) Space delivering to its clients, software solutions that enable enterprise customers to implement new company applications and processes that dramatically improve operating effectiveness and productivity, reduce costs, and increase profitability. The company is in the process of consolidating companies in this space that are profitable and have distinctive customers who have entered into multiyear million dollar recurring revenue projects.

Services/Solutions

Product Development Services: Any corporate process in an enterprise can be automated with the expertise of our BPM product development group and can be accessed by using any industry standard browser to servers that reside in our location or the customers. Companies can implement a wide variety of automated processes for any department and users can perform tasks within a business process, independent of their location worldwide. Managed Services: Shea offers enterprise services which are performed for a number of customers in the areas of performance monitoring, security, application performance tracking and availability and security auditing. Hosting Services: All new applications that are developed for customers have the capability to run in customer locations or at our hosting center and provide customers the ultimate flexibility to configure their systems for global deployment. Staffing Services: As companies need flexible work forces to address on demand product development and application implementation and training services they can take advantage of Shea’s Staffing group.

Customers/Partners

Shea’s customer base consists of enterprise level companies in the commercial and government markets. This list includes companies such as Raytheon, Marriott Vacations Club, Starwood Hotels and Resorts, LiveTV, Computer Associates, L3 Communications, Northrop Grumman, General Dynamics, Lockheed Martin, US Army, US Navy, and NASA. Shea also recognizes the value and importance of corporate partnerships. Some of these partnerships include: Microsoft Certified Partner, Sun Microsystems, Oracle Partner Network, SalesForce.com.

Founded	Shea was acquired by its current management in March of 2007. Through its subsidiary companies, Shea has provided BPM services for more than 10 years.

Management Team	Francis Wilde, Chairman & CEO
Richard Connelly, CFO

Board of Directors	Robert Pearson, Alok Mohan, Francis Wilde, Philip Loeffel, Tom Wheeler

Investor Inquiries	Brandon Miller, Corporate Development Analyst
brandon.miller@riptideworldwide.com

Shea Development Corp. Frank Wilde Chairman and CEO December 12, 2007

Forward Looking Statements This presentation may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or future financial performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "forecast," "may," "will," "could," "should," "anticipate," "expect," "plan," "believe," "potential" or other similar words indicating future events or contingencies. Today’s presentation and the material presented in this document contain forward-looking statements, related to the Shea Development Corp. and its subsidiaries (“SDC”) current expectations, including statements regarding anticipated benefits of its strategic relationships and initiatives, entering into new strategic relationships, the Company's growth strategy and the expected value of its pipeline, its competitive position, growth of its customer base, enhancing the value of its products and services, the timing and closing of the acquisitions, the timing and closing of future acquisitions of companies and the Company's ability to grow revenues and reach profitability. These forward-looking statements are based on the current expectations of SDC's management, and involve risks and uncertainties. The Company's actual results may differ materially from the results discussed in these forward-looking statements. Factors that may contribute to such a difference include, but are not limited to, changes in the Company's strategic relationships and opportunities, its success in executing its strategies and achieving the expected benefits, changes in customers' plans, the impact of competitive products, the Company's ability to enhance its products and services, the Company's ability to achieve revenue growth, control expenses and achieve profitability, general market conditions, and other risks detailed from time to time in the Company's SEC filings. © 2007 Shea, Inc. All Rights Reserv ed. 2 Shea Development Corp.

Company Mission • Shea Development Corp. (“SDC”) delivers Business Process Management (“BPM”) software solutions by designing, developing, and delivering customized applications to enterprise customers in the commercial, government ,and military space. • These applications automate the parts of our customers business that enable them to maintain and improve their competitive position and enable them to improve efficiency, reduce internal costs, manage critical business processes, make better decisions, and increase profitability. 3 Shea Development Corp.

Company Goals • Create a new leader in the “On-Demand” segment of this business • Grow our company to 100M in revenue in 24 months • Leverage our ability to be a Successful Consolidator in this high growth segment of the Information Technology (IT) market • Generate Significant returns for our investor base • Leverage the strategic advantages of each company including customers, expertise, solutions, competitive position, human capital, and business model 4 Shea Development Corp.

Shea Development Corp. (SDC) 5 BPM Technology Solutions Outsourcing Products Technology Staffing Technology Developers - Microsoft - Programming Languages - SAP - Oracle - Systems Engineers Vertical Market Products - Hospitality market - S&L Govt market - Security market - Utility market - Government Logistics market Customer System Operation Hosted Applications Offshore System Support Custom Programming Application Design System Design Systems Integration Shea Development Corp.

SDC Riptide Software CRI Advantage CaminoSoft Information Intellect Bravera WOW Shea Development Corp. (SDC) 6 BPM Technology Solutions Outsourcing Products Technology Staffing Technology Process People Shea Development Corp.

Business Overview 7 Established: Created from the combination of 5 technology companies: Information Intellect, Riptide Software and Bravera, Inc., CRI and WOW Headquarters: Orlando, FL with additional locations in Reston, VA, Pittsburgh, PA and Boise, ID Business Model: IP licensing and service revenues with a high concentration of recurring revenue Industry Focus: Commercial, Government, and Military Markets Investors: Renaissance Capital, Centrecourt Asset Management, Roswell Capital, Joslynda, Patara, Guidepost, private individuals and management Financial Performance: 2008 Forecasted Revenue: $52.6M with 2007 acquisitions and up to $115.6M with further acquisitions 2008 Forecasted EBITDA: $4.6M with 2007 acquisitions and up to $14.4M with further acquisitions Shea Development Corp.

CAGR = 20% BPM Market Forecast 8 • The Worldwide Business Process Management (“BPM”) as defined by IDC grew 34% in 2005 to approximately $1.5B in revenue 2005 2006 2007 2008 2009 2010 y Deployment Software Revenue $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 $ Billions Rest of World North America Shea Development Corp.

On Demand Market $10.7 Bn 21% CAGR $4.2 Bn 2004 2009E Advantages of On-Demand Delivery Model 9 • Internet/Web services are maturing – Client/server obsolete • Eliminates 80%+ of ownership costs • Rapid time to benefit – 45 day deployments • Delivers immediate measurable results – Accountability Shea Development Corp.

Enterprise Customers

Commercial	Government
• Marriott • Ritz-Carlton • Solar Timeshare • Harcourt Education • Computer Associates • Walt Disney • Starwood • EZ-Rent-a-Car • Live TV • Riptide: Internal Timekeeping and Reporting Software • Plow & Hearth • University of Virginia • Wilson Trucking Corporation • Sallie Mae	• US Army (MAIS, CRIS, LT2, FASIT, TRACR, DMPRC, SDT, HITS, FSTS.. Etc) • US Marine Corps • NASA • Raytheon • SAIC • Coleman Aerospace • L3 • Northrop Grumman • FEMA (General Dynamics) • Strategic Weapons Facility Atlantic • US Navy – CNIC • Customs & Borders Protection • Drug Enforcement Administration • US Naval Academy • States of PA, NH, DE

Shea Development Corp.

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Management Team Team Member Position Experience Frank Wilde Chairman and CEO IBM, DELL, RVST, TTLA Rich Connelly CFO Citadel Security, Sterling Software, TI Phil Loeffel President Riptide’s CEO and Founder Tom Wheeler Vice Chairman EDS, Information Intellect Founder Gary Brookshier President of CRI Advantage CRI Founder Subhash Chander President of WOW Global WOW Founder Joe Vitetta EVP and Corporate Secretary DELL, RVST, TTLA 11 Shea Development Corp.

Company Strategy 12 + + Current Position • Complementary Software Development • On-Demand Platform • Profitable Contracts - Government and Enterprise • Complementary team • Revenue = $46.3 M Acquisition Criteria • Profitable Revenue • Complementary Technology • Strong Sales Team • Accretive • $10 - $20M Revenue • Target [3-5] Additional Companies Shea Development Corp.

Company Acquisition Roadmap 13 July 16 Closing Q3 OCT NOV DEC 2007 Revenue $60M $40M $20M 0 CRI WOW Global $46.3 Million Pro-forma 2007 Shea Development Corp.

Business Overview: CRI Advantage 14 Overview: CRI Advantage Managed Services and Security Consulting Founded 1993 - 75 employees CEO is the founder Headquarters: Boise, Idaho Business Model: Consulting and Service revenues with a high concentration of multi-year contracts Industry Focus: Commercial and Government Markets (DOE) Financials: FY 2007 EBITDA Positive FY 2008 EBITDA Positive Key Employees: Gary Brookshier - 3 Year management agreement Shea Development Corp.

Business Overview: WOW Global 15 Overview: WOW Global Corp. Custom Consulting and Services Founded 2002 - 214 employees CEO is the founder Headquarters: Pittsburgh, Pennsylvania Business Model: Consulting and Service revenues with a high concentration of multi-year contracts Industry Focus: Commercial Markets Financials: FY 2007 EBITDA Positive FY 2008 EBITDA Positive Key Employees: Subhash Chander - 3 Year management agreement Shea Development Corp.

2005 – 2009 Pro Forma Summary

Includes 2007 Acquisitions

	FY 2005 (Actual)	FY 2006 (Actual)	FY2007 (Forecast)	FY 2008 (Forecast)	FY2009 (Forecast)
Revenue	$ 48,270	$ 47,251	$ 46,305	$ 52,655	$ 64,119
Cost of Revenue	37,463	36,936	31,407	36,994	46,151
Gross Profit	$ 10,807	$ 10,315	$ 14,898	$ 15,661	$ 17,968
Operating Expenses	10,238	12,671	18,887	11,003	12,437
Operating Profit	$ 569	$ (2,356)	$ (3,989)	$ 4,658	$ 5,531
Employees	324	394	415	413	459
Revenue/Employee	$ 149	$ 120	$ 112	$ 127	$ 140
Cost/Employee	$ 147	$ 126	$ 121	$ 116	$ 128

The Pro Forma combined results of operations include all acquisitions since March 2, 2007 plus the pending acquisitions of CRI Advantage, Inc and WOW Global Corporation, LLC which are expected to close in the fourth quarter of 2007. These combines results of operations represent a non-GAAP combination of each of the individual company's with Shea's financial results of operations "as if" the companies had operated together as a combined company since the first day of each period presented. The results of operations expected to be reported under GAAP will include the results of operations of each of the acquired companies only from its respective date of acquisition.

Operating Profit is earnings before interest, taxes, and all non-cash charges including but not limited to depreciation, amortization, and stock based compensation expense.

Shea Development Corp.

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Existing Shareholders 17 Shareholders Stock Warrants Total % Ownership Existing SDC Shareholders 20,496,101 7,137,500 27,633,601 23.1% Management 26,707,859 26,707,859 22.3% Series A Investors 20,334,124 4,800,000 25,134,124 21.0% Series B Investors 16,241,647 - 16,241,647 13.6% Senior Note Holders 12,797,500 3,500,000 16,297,500 13.6% Company Stock Options 6,263,578 6,263,578 5.2% New CRI Shareholders 1,332,210 1,332,210 1.1% Total 104,173,019 15,437,500 119,610,519 100.0% Management Shares % Ownership Team Member 1 3,000,000 2.51% Team Member 2 500,000 0.42% Team Member 3 5,629,531 4.71% Team Member 4 850,000 0.71% Team Member 5 4,160,538 3.48% Team Member 6 4,567,790 3.82% Team Member 7 8,000,000 6.69% Total 26,707,859 22.33% Shea Development Corp. These tables represent fully diluted shares of Shea Development Corp Common Stock, Convertible preferred stock, convertible debt, warrants, and stock options as if they were all fully converted, exercised and outstanding.

Valuation Comparables Company Name Latest Period Price (11/28/07) Shares Diluted Market Value Enterprise Value EV to Sales EV to EBITDA EV to EBIT i2 Technologies Inc. (ITWO) 9/20/07 16.37 26.5 434.5 422.5 1.5x 9.3x 11.0x Sum Total Systems Inc. (SUMT) 9/20/07 4.74 32.5 153.9 114.7 1.0x 16.0x - APAC Customer Services Inc. (APAC) 9/20/07 1.61 49.9 80.4 105.5 0.5x 12.4x - Clear Point Business Resources Inc. (CPBR) 9/20/07 2.27 13.2 30.0 53.2 1.0x - - Actuate Corp. (ACTU) 9/20/07 7.78 60.8 472.8 404.7 3.0x 17.4x 21.4x High 3.0x 17.4x 21.4x Low 0.5x 9.3x 11.0x Mean 1.4x 13.8x 16.2x Median 1.0x 14.2x 16.2x 18 Source: FactSet Daily Prices, Reuters Global Fundamentals, FactSet Estimates Businesses in this industry are typically valued based on a multiple to sales Shea Development Corp.

Compelling Reasons to Invest • Proven Ability to Consolidate EBITDA Positive Companies • Very Experienced Management Team • Very Profitable Business Model with a High Concentration of Recurring Revenue • Long Term Agreements with Enterprise Customers in the Commercial, Government and Military Space • Very Large Growing Market driven by Governmental Reporting Requirements • Excellent Economic Value-Added 19 Shea Development Corp.